Exhibit 10.7

JOINDER TO INTERCREDITOR AGREEMENT

Reference is made to that Second Amended and Restated Intercreditor Agreement, dated as of October 31, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Hovnanian Enterprises, Inc. (“Hovnanian”), K. Hovnanian Enterprises, Inc. (the “Company”), each other Grantor from time to time party thereto, and Wilmington Trust, National Association (“WTNA”), in its capacity as (a) the Senior Credit Agreement Collateral Agent under the Senior Credit Agreement Documents, (b) the 1.125 Lien Trustee and 1.125 Lien Collateral Agent under the 1.125 Lien Noteholder Documents, (c) the 1.25 Lien Trustee and the 1.25 Lien Collateral Agent under the 1.25 Lien Noteholder Documents, (d) the 1.5 Lien Trustee and the 1.5 Lien Collateral Agent under the 1.5 Lien Noteholder Documents, (e) the Joint First Lien Collateral Agent under the Joint First Lien Collateral Agency Agreement, (f) the Mortgage Tax Collateral Agent, (g) the 10.000% Junior Trustee and the 10.000% Junior Collateral Agent under the 10.000% Junior Noteholder Documents, (h) the 10.500% Junior Trustee and the 10.500% Junior Collateral Agent under the 10.500% Junior Noteholder Documents and (i) the Junior Joint Collateral Agent. Capitalized terms used herein without definition shall have the meaning assigned thereto in the Intercreditor Agreement (as supplemented by this Joinder (as defined below)).

This Joinder to Intercreditor Agreement, dated as of December 10, 2019 (this “Joinder”), is being delivered in connection with the execution and delivery of that certain (a) Indenture dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”) among Hovnanian, the Company, each other Guarantor (as defined therein) from time to time party thereto, and WTNA, in its capacity, as trustee (in such capacity, the “1.75 Lien Notes Trustee”) and as collateral agent (in such capacity, the “1.75 Lien Notes Collateral Agent”), pursuant to which the Company is issuing the 10.000% Senior Secured 1.75 Lien Notes due 2025 (the “1.75 Lien Notes” and all Obligations in respect thereof, the “1.75 Lien Notes Obligations”) and (b) the Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “1.75 Lien Term Loan Agreement”) among Hovnanian, the Company, each Subsidiary Guarantor (as defined therein) from time to time party thereto, the lenders from time to time party thereto and WTNA as administrative agent (in such capacity, the “1.75 Lien Term Loan Administrative Agent”) pursuant to which the lenders thereunder will be deemed to have made loans to the Company (the “1.75 Lien Term Loans” and all Obligations in respect thereof, the “1.75 Lien Term Loan Obligations” and together with the 1.75 Lien Notes Obligations, the “1.75 Lien Obligations”), which 1.75 Lien Obligations constitute Future First Lien Indebtedness and which holders of the 1.75 Lien Obligations (the “1.75 Lien Secured Parties”) constitute Senior Creditors, in each case, under the Intercreditor Agreement.

In connection with the issuance and incurrence of the 1.75 Lien Obligations, Hovnanian, the Company, and each other subsidiary of Hovnanian party thereto are entering into (a) that certain 1.75 Lien Security Agreement, dated as of the date hereof, among Hovnanian, the Company, each other Grantor party thereto, the 1.75 Lien Notes Collateral Agent, the 1.75 Lien Term Loan Administrative Agent, the Joint First Lien Collateral Agent and WTNA, in its capacity as the 1.75 Pari Passu Lien Collateral Agent referenced therein (in such capacity, the “1.75 Pari Passu Lien Collateral Agent”) (as amended, restated, supplemented or otherwise modified from time to time, the “1.75 Lien Security Agreement”), and (b) that certain Pledge Agreement, dated as of the date hereof, among Hovnanian, the Company, each other Grantor party thereto, the Joint First Lien Collateral Agent and the 1.75 Pari Passu Lien Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “1.75 Lien Pledge Agreement” and, together with the 1.75 Lien Security Agreement and any other Senior Collateral Documents in respect of the 1.75 Lien Obligations, the “1.75 Lien Collateral Documents”).

1.     Appointment of 1.75 Pari Passu Lien Collateral Agent. Each of the 1.75 Lien Notes Trustee, on behalf of itself and the holders of the 1.75 Lien Notes Obligations (the “New Notes Creditors”), and the 1.75 Lien Term Loan Administrative Agent, on behalf of itself and the holders of the 1.75 Lien Term Loan Obligations (the “New Loan Creditors” and, together with the New Notes Creditors, the “New Senior Creditors”), (a) confirms that pursuant to the 1.75 Lien Security Agreement, each of the 1.75 Lien Notes Collateral Agent and the 1.75 Lien Term Loan Administrative Agent has appointed WTNA as the 1.75 Pari Passu Lien Collateral Agent for purposes of the Intercreditor Agreement and the 1.75 Lien Collateral Documents, and (b) has irrevocably authorized, pursuant to the 1.75 Lien Collateral Documents, the 1.75 Pari Passu Lien Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the 1.75 Pari Passu Lien Collateral Agent in the Intercreditor Agreement and the 1.75 Lien Collateral Documents, together with such actions and powers as are reasonably incidental thereto, and authorizes the 1.75 Pari Passu Lien Collateral Agent to execute any additional 1.75 Lien Collateral Documents on behalf of all New Senior Creditors and to take such other actions to maintain and preserve the security interests granted pursuant to any 1.75 Lien Collateral Documents.

2.     Appointment of Joint First Lien Collateral Agent. The 1.75 Pari Passu Lien Collateral Agent, on behalf of itself and the New Notes Creditors, confirms that pursuant to a joinder, dated as of the date hereof, to the First Lien Collateral Agency Agreement it has appointed the Joint Fist Lien Collateral Agent as joint collateral perfection agent and bailee for the benefit of the New Notes Creditors and the other First Lien Creditors referenced therein and to be the Joint First Lien Collateral Agent under the Intercreditor Agreement and the First Lien Intercreditor Agreement, in each case, to the extent set forth in the First Lien Collateral Agency Agreement.

3.     Joinder. The undersigned, WTNA, (a) in its capacity as each of the 1.75 Lien Notes Trustee and the 1.75 Lien Term Loan Administrative Agent (together, the “New Senior Representatives”), hereby joins the Intercreditor Agreement as Senior Representatives acting for and behalf of the New Senior Creditors as Senior Creditors under, and as defined in, the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and agrees to be bound by the terms, conditions and provisions of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof and (b) in its capacity as each of the 1.75 Lien Notes Collateral Agent, the 1.75 Lien Term Loan Administrative Agent and the 1.75 Pari Passu Lien Collateral Agent (collectively, the “New Senior Collateral Agents”) acting for and on behalf of the New Senior Creditors as Senior Creditors under, and as defined in, the Intercreditor Agreement for all purposes thereof on the terms set forth therein, agrees to be bound by the terms, conditions and provisions of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.

4.     Lien Sharing and Priority Confirmation. Each of the New Senior Representatives and the New Senior Collateral Agents, on behalf of itself and each applicable New Senior Creditor, hereby agrees, as a condition to having the obligations in respect of the 1.75 Lien Obligations being treated as Future First Lien Indebtedness and Senior Claims under the Intercreditor Agreement that: (a) as set forth in the 1.75 Lien Security Agreement, all Senior Claims in respect of the 1.75 Lien Obligations will be and are secured equally and ratably by all Liens granted to the 1.75 Pari Passu Lien Collateral Agent, for the benefit of the New Senior Creditors, on the Senior Collateral and that all Liens granted pursuant to the 1.75 Lien Collateral Documents will be enforceable by the 1.75 Pari Passu Lien Collateral Agent for the benefit of all New Senior Creditors equally and ratably as contemplated by the Intercreditor Agreement and the Senior Documents in respect of the 1.75 Lien Obligations; (b) each of the New Senior Representatives, the New Senior Collateral Agents and the other New Senior Creditors is bound by the terms, conditions and provisions of the Intercreditor Agreement, including, without limitation, the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens; and (c) each of the New Senior Representatives and New Senior Collateral Agents shall perform its obligations under the Intercreditor Agreement.

5.     Authority as Agent. Each of the applicable New Senior Representatives and the New Senior Collateral Agents represents, warrants and acknowledges that, pursuant to the authorizations set forth in the Indenture, it has the authority to bind each of the applicable New Senior Creditors to the Intercreditor Agreement and the 1.75 Lien Collateral Documents. Each of the applicable New Senior Representatives and the applicable New Senior Collateral Agents represents, warrants and acknowledges that, pursuant to the authorizations set forth in the 1.75 Lien Term Loan Agreement, it has the authority to bind each of the applicable New Senior Creditors to the Intercreditor Agreement and the 1.75 Lien Collateral Documents.

6.     Construction. From this date hereof, references to the Intercreditor Agreement shall mean and include the Intercreditor Agreement as supplemented by this Joinder and references to the following shall be interpreted to mean as follows:

“Senior Agreement” shall include the 1.75 Lien Notes Indenture and the 1.75 Lien Term Loan Agreement;

“Senior Claims” shall include the 1.75 Lien Notes and the 1.75 Lien Term Loans, the guarantees in respect thereof and the Obligations in respect of all of the foregoing;

“Senior Collateral” shall include all of the assets of any Grantor, whether real, personal or mixed, with respect to which a lien is granted as security for any Senior Claims in respect of the 1.75 Lien Obligations;

“Senior Collateral Agents” shall include the 1.75 Lien Notes Collateral Agent, the 1.75 Lien Term Loan Collateral Agent and the 1.75 Pari Passu Lien Collateral Agent;

“Senior Collateral Documents” shall include the 1.75 Lien Security Agreement, the 1.75 Lien Pledge Agreement and all other agreements, documents and filings in respect of and related to the 1.75 Lien Obligations;

“Senior Creditors” shall include the New Senior Representatives, the New Senior Collateral Agents and the New Senior Creditors;

“Senior Documents” shall include the 1.75 Lien Notes Indenture, the 1.75 Lien Term Loan Agreement and the agreements and documents in respect thereof and related thereto (including the Intercreditor Agreement (as supplemented by this Joinder) and the Senior Collateral Documents in respect of the 1.75 Lien Obligations);

“Senior Noteholder Documents” shall include the 1.75 Lien Notes Indenture, the 1.75 Lien Notes, the applicable Senior Noteholder Collateral Documents and any other related document or instrument executed and delivered pursuant to any of the foregoing Senior Noteholder Documents evidencing or governing any Obligations thereunder as the same may be amended, restated or otherwise modified from time to time;

“Senior Notes” shall include the 1.75 Lien Notes;

“Senior Notes Collateral Agents” shall include the 1.75 Lien Notes Collateral Agent and the 1.75 Pari Passu Lien Collateral Agent;

“Senior Notes Trustees” shall include the 1.75 Lien Trustee; and

“Senior Representatives” shall include the 1.75 Lien Trustee and the 1.75 Lien Term Loan Administrative Agent together with their respective successors and assigns.

7.     Counterparts. This Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

8.     Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.     Miscellaneous. The provisions of Section 8 of the Intercreditor Agreement shall apply with like effect to this Joinder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties caused this Joinder to be duly executed and delivered as of the day and year first above written.

Notice Address: Wilmington Trust, National Association 246 Goose Lane, Suite 105 Guilford, CT 06437 attention of: K. Hovnanian Administrator Telecopy: 302-636-4149

1.75 Lien Notes Trustee

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its

capacity as 1.75 Liens Notes Trustee

By:   /s/ Quinton M. DePompolo

Name: Quinton M. DePompolo

Title: Banking Officer

Notice Address: Wilmington Trust, National Association 50 South Sixth Street, Suite 1290 Minneapolis, MN 55402 attention of: K. Hovnanian Administrator Telecopy: 612-217-5651

1.75 Lien Term Loan Administrative Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its

capacity as 1.75 Lien Term Loan Administrative

Agent

By:   /s/ Jeffery Rose

Name: Jeffery Rose

Title: Vice President

Notice Address: Wilmington Trust, National Association 246 Goose Lane, Suite 105 Guilford, CT 06437 attention of: K. Hovnanian Administrator Telecopy: 302-636-4149	WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely as 1.75 Pari Passu Lien Collateral Agent By: /s/ Quinton M. DePompolo Name: Quinton M. DePompolo Title: Banking Officer

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

K. HOV IP, II, Inc.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Chief Executive Officer and Treasurer

On behalf of each other entity named in Schedule A hereto

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President

Schedule A

Subsidiary Guarantors

EASTERN NATIONAL TITLE AGENCY ARIZONA, LLC

K. HOVNANIAN ARIZONA NEW GC, LLC

K. HOVNANIAN ARIZONA OPERATIONS, LLC

K. HOVNANIAN AT 23 NORTH, LLC

K. HOVNANIAN AT 240 MISSOURI, LLC

K. HOVNANIAN AT ACACIA PLACE, LLC

K. HOVNANIAN AT AIRE ON MCDOWELL, LLC

K. HOVNANIAN AT CATANIA, LLC

K. HOVNANIAN AT EAGLE HEIGHTS, LLC

K. HOVNANIAN AT GALLERY, LLC

K. HOVNANIAN AT GALLOWAY RIDGE, LLC

K. HOVNANIAN AT LUKE LANDING, LLC

K. HOVNANIAN AT MARYLAND RIDGE, LLC

K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC

K. HOVNANIAN AT MONTANA VISTA, LLC

K. HOVNANIAN AT PALM VALLEY, L.L.C.

K. HOVNANIAN AT PARK PASEO, LLC

K. HOVNANIAN AT POINTE 16, LLC

K. HOVNANIAN AT QUAIL CREEK, L.L.C.

K. HOVNANIAN AT RANCHO CABRILLO, LLC

K. HOVNANIAN AT SCOTTSDALE HEIGHTS, LLC

K. HOVNANIAN AT SIENNA HILLS, LLC

K. HOVNANIAN AT SILVERSTONE G, LLC

K. HOVNANIAN AT SILVERSTONE, LLC

K. HOVNANIAN AT SKYE ON MCDOWELL, LLC

K. HOVNANIAN AT SOLARE, LLC

K. HOVNANIAN AT SUNRISE TRAIL II, LLC

K. HOVNANIAN AT SUNRISE TRAIL III, LLC

K. HOVNANIAN AT THE MEADOWS 9, LLC

K. HOVNANIAN AT THE MEADOWS, LLC

K. HOVNANIAN AT UNION PARK, LLC

K. HOVNANIAN AT VENTANA LAKES, LLC

K. HOVNANIAN AT VERRADO CASCINA, LLC

K. HOVNANIAN AT VERRADO MARKETSIDE, LLC

K. HOVNANIAN COMPANIES OF ARIZONA, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN LEGACY AT VIA BELLA, LLC

K. HOVNANIAN PHOENIX DIVISION, INC.

K. HOVNANIAN PHOENIX GROUP, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC

2700 EMPIRE, LLC

GTIS-HOV POSITANO LLC

Schedule A-1

GTIS-HOV RANCHO 79 LLC

K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC

K. HOVNANIAN ASPIRE AT RIVER TERRACE, LLC

K. HOVNANIAN ASPIRE AT STONES THROW, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC

K. HOVNANIAN AT BEACON PARK AREA 129, LLC

K. HOVNANIAN AT BEACON PARK AREA 137, LLC

K. HOVNANIAN AT BLACKSTONE, LLC

K. HOVNANIAN AT CADENCE PARK, LLC

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CEDAR LANE, LLC

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY 60, LLC

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT HIDDEN LAKE, LLC

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LUNA VISTA, LLC

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MERIDIAN HILLS, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PAVILION PARK, LLC

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SIERRA VISTA, LLC

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT VALLE DEL SOL, LLC

Schedule A-2

K. HOVNANIAN AT VERONA ESTATES, LLC

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VILLAGE CENTER, LLC

K. HOVNANIAN AT VINEYARD HEIGHTS, LLC

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT VISTA LAGO, LLC

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN CA LAND HOLDINGS, LLC

K. HOVNANIAN CALIFORNIA NEW GC, LLC

K. HOVNANIAN CALIFORNIA OPERATIONS, INC.

K. HOVNANIAN CALIFORNIA REGION, INC.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN JV HOLDINGS, L.L.C.

K. HOVNANIAN JV SERVICES COMPANY, L.L.C.

K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC

K. HOVNANIAN NORTHEAST DIVISION, INC.

K. HOVNANIAN NORTHERN CALIFORNIA DIVISION, LLC

K. HOVNANIAN OPERATIONS COMPANY, INC.

K. HOVNANIAN SOUTHERN CALIFORNIA DIVISION, LLC

K. HOVNANIAN'S ASPIRE AT UNION VILLAGE, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.

K. HOVNANIAN'S SONATA AT THE PRESERVE, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

K. HOVNANIAN PARKVIEW AT STERLING MEADOWS, LLC

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN HOMES AT PARKSIDE, LLC

K. HOVNANIAN HOMES OF D.C., L.L.C.

GTIS-HOV DULLES PARKWAY PARENT LLC

GTIS-HOV GREENFIELD CROSSING PARENT LLC

GTIS-HOV HOLDINGS LLC

HOMEBUYERS FINANCIAL USA, LLC

Schedule A-3

HOVSITE CATALINA LLC

HOVSITE CHURCHILL CLUB LLC

HOVSITE CIDER GROVE LLC

HOVSITE FIRENZE LLC

HOVSITE GREENWOOD MANOR LLC

HOVSITE HUNT CLUB LLC

HOVSITE IRISH PRAIRIE LLC

HOVSITE LIBERTY LAKES LLC

HOVSITE MONTEVERDE 1 & 2 LLC

HOVSITE MONTEVERDE 3 & 4 LLC

HOVSITE PROVIDENCE LLC

HOVSITE SOUTHAMPTON LLC

K. HOVNANIAN AT ASHBY PLACE, LLC

K. HOVNANIAN AT AUTUMN RIDGE, LLC

K. HOVNANIAN AT BRENFORD STATION, LLC

K. HOVNANIAN AT CEDAR LANE ESTATES, LLC

K. HOVNANIAN AT HARBOR'S EDGE AT BAYSIDE, LLC

K. HOVNANIAN AT HIDDEN BROOK, LLC

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC

K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC

K. HOVNANIAN AT PLANTATION LAKES, L.L.C.

K. HOVNANIAN AT RETREAT AT MILLSTONE, LLC

K. HOVNANIAN AT SEABROOK, LLC

K. HOVNANIAN AT TOWER HILL, LLC

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN DELAWARE DIVISION, INC.

K. HOVNANIAN DELAWARE NEW GC, LLC

K. HOVNANIAN DELAWARE OPERATIONS, LLC

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HOMES AT KNOLLAC ACRES, LLC

K. HOVNANIAN HOMES OF DELAWARE I, LLC

K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.

K. HOVNANIAN NEW JERSEY OPERATIONS, LLC

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BELLE TERRE, LLC

K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.

KHH SHELL HALL LOAN ACQUISITION, LLC

TRAVERSE PARTNERS, LLC

WASHINGTON HOMES, INC.

WTC VENTURES, L.L.C.

EASTERN NATIONAL TITLE AGENCY FLORIDA, LLC

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

Schedule A-4

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN AMBER GLEN, LLC

K. HOVNANIAN ASPIRE AT WATERSTONE, LLC

K. HOVNANIAN AT AVENIR, LLC

K. HOVNANIAN AT BOCA DUNES, LLC

K. HOVNANIAN AT CORAL LAGO, LLC

K. HOVNANIAN AT HAMPTON COVE, LLC

K. HOVNANIAN AT HILLTOP RESERVE II, LLC

K. HOVNANIAN AT HILLTOP RESERVE, LLC

K. HOVNANIAN AT LAKE BURDEN, LLC

K. HOVNANIAN AT LAKE FLORENCE, LLC

K. HOVNANIAN AT LAKE LECLARE, LLC

K. HOVNANIAN AT MYSTIC DUNES, LLC

K. HOVNANIAN AT PICKETT RESERVE, LLC

K. HOVNANIAN AT REDTAIL, LLC

K. HOVNANIAN AT SPRING ISLE, LLC

K. HOVNANIAN AT SUMMERLAKE, LLC

K. HOVNANIAN AT TERRA BELLA TWO, LLC

K. HOVNANIAN AT THE HIGHLANDS AT SUMMERLAKE GROVE, LLC

K. HOVNANIAN AT VALLETTA, LLC

K. HOVNANIAN AT WALKERS GROVE, LLC

K. HOVNANIAN BELMONT RESERVE, LLC

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN COMPANIES OF FLORIDA, LLC

K. HOVNANIAN CYPRESS CREEK, LLC

K. HOVNANIAN CYPRESS KEY, LLC

K. HOVNANIAN ESTATES AT WEKIVA, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA NEW GC, LLC

K. HOVNANIAN FLORIDA OPERATIONS, LLC

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN GRAND CYPRESS, LLC

K. HOVNANIAN GRANDEFIELD, LLC

K. HOVNANIAN HOMES OF FLORIDA I, LLC

K. HOVNANIAN IVY TRAIL, LLC

K. HOVNANIAN LAKE GRIFFIN RESERVE, LLC

K. HOVNANIAN LAKE PARKER, LLC

K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC

K. HOVNANIAN MONTCLAIRE ESTATES, LLC

K. HOVNANIAN OCOEE LANDINGS, LLC

K. HOVNANIAN ORLANDO DIVISION, LLC

K. HOVNANIAN OSPREY RANCH, LLC

K. HOVNANIAN PINEWOOD RESERVE, LLC

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. HOVNANIAN REYNOLDS RANCH, LLC

K. HOVNANIAN RIVERSIDE, LLC

Schedule A-5

K. HOVNANIAN RIVINGTON, LLC

K. HOVNANIAN SAN SEBASTIAN, LLC

K. HOVNANIAN SERENO, LLC

K. HOVNANIAN SOUTH FORK, LLC

K. HOVNANIAN SOUTHEAST FLORIDA DIVISION, LLC

K. HOVNANIAN STERLING RANCH, LLC

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN TERRALARGO, LLC

K. HOVNANIAN UNION PARK, LLC

K. HOVNANIAN WINDING BAY PRESERVE, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

KHOV WINDING BAY II, LLC

LINKS AT CALUSA SPRINGS, LLC

K. HOVNANIAN HOMES AT CREEKSIDE, LLC

K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC

K. HOVNANIAN AT WESTBROOK, LLC

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN GEORGIA NEW GC, LLC

K. HOVNANIAN GEORGIA OPERATIONS, LLC

AMBER RIDGE, LLC

ARBOR TRAILS, LLC

EASTERN NATIONAL TITLE AGENCY ILLINOIS, LLC

GLENRISE GROVE, L.L.C.

K. HOVNANIAN AT AMBERLEY WOODS, LLC

K. HOVNANIAN AT ASHLEY POINTE LLC

K. HOVNANIAN AT BRADWELL ESTATES, LLC

K. HOVNANIAN AT CHRISTINA COURT, LLC

K. HOVNANIAN AT CHURCHILL FARMS LLC

K. HOVNANIAN AT DEER RIDGE, LLC

K. HOVNANIAN AT ESTATES OF FOX CHASE, LLC

K. HOVNANIAN AT FAIRFIELD RIDGE, LLC

K. HOVNANIAN AT GRANDE PARK, LLC

K. HOVNANIAN AT HANOVER ESTATES, LLC

K. HOVNANIAN AT ISLAND LAKE, LLC

K. HOVNANIAN AT LINK CROSSING, LLC

K. HOVNANIAN AT MAPLE HILL LLC

K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC

K. HOVNANIAN AT NORTH GROVE CROSSING, LLC

K. HOVNANIAN AT NORTH POINTE ESTATES LLC

K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC

K. HOVNANIAN AT ORCHARD MEADOWS, LLC

K. HOVNANIAN AT PRAIRIE POINTE, LLC

K. HOVNANIAN AT RANDALL HIGHLANDS, LLC

K. HOVNANIAN AT RIVER HILLS, LLC

K. HOVNANIAN AT SAGEBROOK, LLC

K. HOVNANIAN AT SILVER LEAF, LLC

Schedule A-6

K. HOVNANIAN AT SILVERWOOD GLEN, LLC

K. HOVNANIAN AT SOMERSET, LLC

K. HOVNANIAN AT TAMARACK SOUTH LLC

K. HOVNANIAN AT TANGLEWOOD OAKS, LLC

K. HOVNANIAN AT TRAFFORD PLACE, LLC

K. HOVNANIAN AT TRAMORE LLC

K. HOVNANIAN CHICAGO DIVISION, INC.

K. HOVNANIAN ESTATES AT REGENCY, L.L.C.

K. HOVNANIAN ILLINOIS NEW GC, LLC

K. HOVNANIAN ILLINOIS OPERATIONS, LLC

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN VILLAS AT THE COMMONS, LLC

K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC

K. HOVNANIAN'S FOUR SEASONS AT NEW LENOX, LLC

K. HOVNANIAN AT NORTON LAKE LLC

EASTERN NATIONAL TITLE AGENCY MARYLAND, LLC

GTIS-HOV VILLAGES AT PEPPER MILL LLC

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOVNANIAN BRITTANY MANOR BORROWER, LLC

K. HOVNANIAN AT BRITTANY MANOR, LLC

K. HOVNANIAN AT CATON'S RESERVE, LLC

K. HOVNANIAN AT EDEN TERRACE, L.L.C.

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT WADE'S GRANT, L.L.C.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN D.C. GROUP, LLC

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES OF MARYLAND I, LLC

K. HOVNANIAN HOMES OF MARYLAND II, LLC

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN MARYLAND DIVISION, LLC

K. HOVNANIAN MARYLAND REGION, INC.

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND II, LLC

K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

PINE AYR, LLC

RIDGEMORE UTILITY L.L.C.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC

Schedule A-7

K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN AT BURCH KOVE, LLC

K. HOVNANIAN AT INDIAN WELLS, LLC

K. HOVNANIAN AT LILY ORCHARD, LLC

K. HOVNANIAN AT MAIN STREET SQUARE, LLC

K. HOVNANIAN AT OAK POINTE, LLC

K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC

K. HOVNANIAN AT WHEELER WOODS, LLC

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES AT BROOK MANOR, LLC

K. HOVNANIAN HOMES AT REEDY CREEK, LLC

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN SHERWOOD AT REGENCY, LLC

BUILDER SERVICES NJ, L.L.C.

EASTERN NATIONAL TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN ASPIRE AT MORRIS WOODS, LLC

K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN AT BALTIC & AEGEAN ASBURY PARK, LLC

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BRANCHBURG II, LLC

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC

K. HOVNANIAN AT EAST BRUNSWICK III, LLC

K. HOVNANIAN AT EAST BRUNSWICK, LLC

K. HOVNANIAN AT EAST WINDSOR, LLC

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC

Schedule A-8

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HILLSBOROUGH, LLC

K. HOVNANIAN AT HOWELL FORT PLAINS, LLC

K. HOVNANIAN AT HOWELL II, LLC

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MANALAPAN CROSSING, LLC

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANALAPAN IV, LLC

K. HOVNANIAN AT MANALAPAN RIDGE, LLC

K. HOVNANIAN AT MANALAPAN V, LLC

K. HOVNANIAN AT MANALAPAN VI, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN III, LLC

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ II, LLC

K. HOVNANIAN AT MONROE NJ III, LLC

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTGOMERY, LLC

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MORRIS TWP II, LLC

K. HOVNANIAN AT MORRIS TWP, LLC

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT OAKLAND, LLC

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE II, LLC

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL II, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL III, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

Schedule A-9

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT ROCK LEDGE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VILLAGES AT COUNTRY VIEW, LLC

K. HOVNANIAN AT WALL DONATO, LLC

K. HOVNANIAN AT WALL QUAIL RIDGE, LLC

K. HOVNANIAN AT WARREN TOWNSHIP II, LLC

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN EDISON GROUP, LLC

K. HOVNANIAN FINANCIAL SERVICES GROUP, LLC

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN MANALAPAN ACQUISITION, LLC

K. HOVNANIAN NEW JERSEY NEW GC, LLC

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, LLC

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN'S COVE AT ASBURY PARK, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLA VISTA, LLC

K. HOVNANIAN'S FOUR SEASONS AT COLTS FARM, LLC

K. HOVNANIAN'S PROSPECT PLACE AT MORRISTOWN, LLC

K. HOVNANIAN'S WOODLANDS AT FREEHOLD, LLC

LANDARAMA, INC.

M & M AT MONROE WOODS, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MCNJ, INC.

MM-BEACHFRONT NORTH I, LLC

ROUTE 1 AND ROUTE 522, L.L.C.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

K. HOVNANIAN AT WALDWICK, LLC

K. HOVNANIAN CLASSICS, L.L.C.

Schedule A-10

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN ABERDEEN, LLC

K. HOVNANIAN ASBURY POINTE, LLC

K. HOVNANIAN BELDEN POINTE, LLC

K. HOVNANIAN BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN CORNERSTONE FARMS, LLC

K. HOVNANIAN EDGEBROOK, LLC

K. HOVNANIAN FALLS POINTE, LLC

K. HOVNANIAN FOREST LAKES, LLC

K. HOVNANIAN FOREST VALLEY, LLC

K. HOVNANIAN FOUR SEASONS AT CHESTNUT RIDGE, LLC

K. HOVNANIAN HIDDEN HOLLOW, LLC

K. HOVNANIAN HIGHLAND RIDGE, LLC

K. HOVNANIAN INDIAN TRAILS, LLC

K. HOVNANIAN LADUE RESERVE, LLC

K. HOVNANIAN LAKES OF GREEN, LLC

K. HOVNANIAN LANDINGS 40S, LLC

K. HOVNANIAN MEADOW LAKES, LLC

K. HOVNANIAN MONARCH GROVE, LLC

K. HOVNANIAN NORTHERN OHIO DIVISION, LLC

K. HOVNANIAN NORTHPOINTE 40S, LLC

K. HOVNANIAN NORTON PLACE, LLC

K. HOVNANIAN OHIO NEW GC, LLC

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OHIO REGION, INC.

K. HOVNANIAN REDFERN TRAILS, LLC

K. HOVNANIAN RIVENDALE, LLC

K. HOVNANIAN SCHADY RESERVE, LLC

K. HOVNANIAN VILLAGE GLEN, LLC

K. HOVNANIAN WATERBURY, LLC

K. HOVNANIAN WHITE ROAD, LLC

K. HOVNANIAN WOODLAND POINTE, LLC

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

NEW HOME REALTY, LLC

K. HOVNANIAN OHIO OPERATIONS, LLC

K. HOVNANIAN WOODRIDGE PLACE, LLC

BUILDER SERVICES PA, L.L.C.

EASTERN NATIONAL ABSTRACT, INC.

GTIS-HOV WARMINSTER LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT DOYLESTOWN, LLC

K. HOVNANIAN AT HERSHEY'S MILL, INC.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

Schedule A-11

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, LLC

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT PHILADELPHIA I, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT WHITEMARSH, LLC

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PENNSYLVANIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN PENNSYLVANIA NEW GC, LLC

K. HOVNANIAN PENNSYLVANIA OPERATIONS, LLC

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT COOSAW POINT, LLC

K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC

K. HOVNANIAN AT HAMMOCK BREEZE, LLC

K. HOVNANIAN AT HAMPTON LAKE, LLC

K. HOVNANIAN AT LAKES AT NEW RIVERSIDE, LLC

K. HOVNANIAN AT LIBERTY HILL FARM, LLC

K. HOVNANIAN AT MAGNOLIA PLACE, LLC

K. HOVNANIAN AT PINCKNEY FARM, LLC

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN AT INDIGO BLUFF, LLC

K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC

K. HOVNANIAN HOMES AT SHELL HALL, LLC

K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC

K. HOVNANIAN HOMES AT THE ABBY, LLC

K. HOVNANIAN HOMES AT THE PADDOCKS, LLC

K. HOVNANIAN SOUTH CAROLINA NEW GC, LLC

K. HOVNANIAN SOUTH CAROLINA OPERATIONS, LLC

K. HOVNANIAN SOUTHEAST COASTAL DIVISION, INC.

K. HOVNANIAN'S FOUR SEASONS AT CAROLINA OAKS, LLC

K. HOVNANIAN'S FOUR SEASONS AT MALIND BLUFF, LLC

SHELL HALL CLUB AMENITY ACQUISITION, LLC

SHELL HALL LAND ACQUISITION, LLC

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DFW AUBURN FARMS, LLC

K. HOVNANIAN DFW BAYSIDE, LLC

K. HOVNANIAN DFW BELMONT, LLC

Schedule A-12

K. HOVNANIAN DFW BERKSHIRE II, LLC

K. HOVNANIAN DFW BERKSHIRE, LLC

K. HOVNANIAN DFW BLUFF CREEK, LLC

K. HOVNANIAN DFW CALLOWAY TRAILS, LLC

K. HOVNANIAN DFW CANYON FALLS, LLC

K. HOVNANIAN DFW CARILLON, LLC

K. HOVNANIAN DFW COMMODORE AT PRESTON, LLC

K. HOVNANIAN DFW COURTS AT BONNIE BRAE, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC

K. HOVNANIAN DFW DIAMOND CREEK ESTATES, LLC

K. HOVNANIAN DFW DIVISION, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC

K. HOVNANIAN DFW HARMON FARMS, LLC

K. HOVNANIAN DFW HERITAGE CROSSING, LLC

K. HOVNANIAN DFW HERON POND, LLC

K. HOVNANIAN DFW HIGH POINTE, LLC

K. HOVNANIAN DFW HIGHTOWER, LLC

K. HOVNANIAN DFW HOMESTEAD, LLC

K. HOVNANIAN DFW INSPIRATION, LLC

K. HOVNANIAN DFW LEXINGTON, LLC

K. HOVNANIAN DFW LIBERTY CROSSING II, LLC

K. HOVNANIAN DFW LIBERTY CROSSING, LLC

K. HOVNANIAN DFW LIBERTY, LLC

K. HOVNANIAN DFW LIGHT FARMS II, LLC

K. HOVNANIAN DFW LIGHT FARMS, LLC

K. HOVNANIAN DFW MAXWELL CREEK, LLC

K. HOVNANIAN DFW MIDTOWN PARK, LLC

K. HOVNANIAN DFW MILRANY RANCH, LLC

K. HOVNANIAN DFW MUSTANG LAKES II, LLC

K. HOVNANIAN DFW MUSTANG LAKES, LLC

K. HOVNANIAN DFW OAKMONT PARK, LLC

K. HOVNANIAN DFW PALISADES, LLC

K. HOVNANIAN DFW PARKSIDE, LLC

K. HOVNANIAN DFW PARKVIEW, LLC

K. HOVNANIAN DFW RICHWOODS, LLC

K. HOVNANIAN DFW RIDGEVIEW, LLC

K. HOVNANIAN DFW SANFORD PARK, LLC

K. HOVNANIAN DFW SEVENTEEN LAKES, LLC

K. HOVNANIAN DFW THE PARKS AT ROSEHILL, LLC

K. HOVNANIAN DFW TRAILWOOD II, LLC

K. HOVNANIAN DFW TRAILWOOD, LLC

K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC

K. HOVNANIAN DFW VILLAS AT THE STATION, LLC

K. HOVNANIAN DFW WATSON CREEK, LLC

K. HOVNANIAN DFW WELLINGTON VILLAS, LLC

Schedule A-13

K. HOVNANIAN DFW WELLINGTON, LLC

K. HOVNANIAN DFW WILDRIDGE, LLC

K. HOVNANIAN HOMES - DFW II, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC

K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC

K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC

K. HOVNANIAN HOUSTON COPPER COVE, LLC

K. HOVNANIAN HOUSTON CREEK BEND, LLC

K. HOVNANIAN HOUSTON DIVISION, LLC

K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC

K. HOVNANIAN HOUSTON ELDRIDGE PARK, LLC

K. HOVNANIAN HOUSTON GREATWOOD LAKE, LLC

K. HOVNANIAN HOUSTON KATY POINTE II, LLC

K. HOVNANIAN HOUSTON KATY POINTE, LLC

K. HOVNANIAN HOUSTON LAKES OF BELLA TERRA WEST II, LLC

K. HOVNANIAN HOUSTON LAKES OF BELLA TERRA WEST, LLC

K. HOVNANIAN HOUSTON LAUREL GLEN, LLC

K. HOVNANIAN HOUSTON MAGNOLIA CREEK, LLC

K. HOVNANIAN HOUSTON MIDTOWN PARK I, LLC

K. HOVNANIAN HOUSTON PARK LAKES EAST, LLC

K. HOVNANIAN HOUSTON PARKWAY TRAILS, LLC

K. HOVNANIAN HOUSTON PROPERTY I, LLC

K. HOVNANIAN HOUSTON PROPERTY II, LLC

K. HOVNANIAN HOUSTON RIVER FARMS, LLC

K. HOVNANIAN HOUSTON ST. AUGUSTINE MEADOWS, LLC

K. HOVNANIAN HOUSTON SUNSET RANCH, LLC

K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC

K. HOVNANIAN HOUSTON THE VILLAGES AT CHAMPIONS GATE, LLC

K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC

K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC

K. HOVNANIAN HOUSTON WESTWOOD, LLC

K. HOVNANIAN HOUSTON WOODSHORE, LLC

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OF HOUSTON III, L.L.C.

K. HOVNANIAN TEXAS OPERATIONS NEW, LLC

K. HOVNANIAN TEXAS OPERATIONS, LLC

PARK TITLE COMPANY, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC

EASTERN NATIONAL TITLE AGENCY VIRGINIA, INC.

GTIS-HOV FESTIVAL LAKES LLC

GTIS-HOV RESIDENCES AT DULLES PARKWAY LLC

GTIS-HOV RESIDENCES AT GREENFIELD CROSSING LLC

K. HOVNANIAN AT ALEXANDER LAKES, LLC

K. HOVNANIAN AT BENSEN'S MILL ESTATES, LLC

K. HOVNANIAN AT CANTER V, LLC

Schedule A-14

K. HOVNANIAN AT DOMINION CROSSING, LLC

K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC

K. HOVNANIAN AT EMBREY MILL, LLC

K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC

K. HOVNANIAN AT ESTATES OF CHANCELLORSVILLE, LLC

K. HOVNANIAN AT HIGHLAND PARK, LLC

K. HOVNANIAN AT HOLLY RIDGE, LLC

K. HOVNANIAN AT HUNTER'S POND, LLC

K. HOVNANIAN AT JACKS RUN, LLC

K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC

K. HOVNANIAN AT LAUREL HILLS CROSSING, LLC

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LENAH WOODS, LLC

K. HOVNANIAN AT MADISON SQUARE, LLC

K. HOVNANIAN AT MELODY FARM, LLC

K. HOVNANIAN AT NORTH HILL, LLC

K. HOVNANIAN AT PELHAM'S REACH, LLC

K. HOVNANIAN AT RAYMOND FARM, LLC

K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC

K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC

K. HOVNANIAN AT ROCKLAND VILLAGE GREEN, LLC

K. HOVNANIAN AT ROCKY RUN VILLAGE, LLC

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SIGNAL HILL, LLC

K. HOVNANIAN AT THE BOULEVARDS AT WESTFIELDS, LLC

K. HOVNANIAN AT TOWNES AT COUNTY CENTER, LLC

K. HOVNANIAN AT VILLAGE OF ROUND HILL, LLC

K. HOVNANIAN AT WATERFORD, LLC

K. HOVNANIAN AT WELLSPRINGS, LLC

K. HOVNANIAN AT WILLOWSFORD GREENS III, LLC

K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC

K. HOVNANIAN HOMES AT LEIGH MILL, LLC

K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANGE, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT II, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD NEW, LLC

K. HOVNANIAN HOMES OF VIRGINIA I, LLC

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN VIRGINIA DIVISION, INC.

K. HOVNANIAN VIRGINIA NEW GC, LLC

K. HOVNANIAN VIRGINIA OPERATIONS, INC.

K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT VIRGINIA CROSSING, LLC

K. HOVNANIAN AT HUNTFIELD, LLC

Schedule A-15

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC

K. HOVNANIAN WEST VIRGINIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN WEST VIRGINIA NEW GC, LLC

K. HOVNANIAN WEST VIRGINIA OPERATIONS, LLC

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

Schedule A-16